UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07641
                                                     ------------------------

                      ADVANTAGE ADVISERS AUGUSTA FUND, LLC
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           200 Park Avenue, 24th Floor
                               NEW YORK, NY 10166
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kenneth Gerstein
                           Schulte, Roth and Zabel LLP
                           919 3rd Avenue, 24th Floor
                               NEW YORK, NY 10022
            ---------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-667-4225
                                                            -----------------

                      Date of fiscal year end: DECEMBER 31
                                               -----------

                   Date of reporting period: DECEMBER 31, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                          [LOGO]

                               Advantage Advisers
                              Augusta Fund, L.L.C.

                              Financial Statements
                           with Report of Independent
                        Registered Public Accounting Firm

                      For the Year Ended December 31, 2008

                     ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2008





                                    CONTENTS





Report of Independent Registered Public Accounting Firm.....................   1

Statement of Assets, Liabilities and Members' Capital.......................   2

Schedule of Portfolio Investments...........................................   3

Schedule of Securities Sold, Not Yet Purchased..............................   5

Schedule of Written Options.................................................   8

Statement of Operations.....................................................   9

Statements of Changes in Members' Capital...................................  10

Notes to Financial Statements...............................................  11

Supplemental Information (Unaudited)........................................  22

                                                   ERNST & YOUNG LLP
                                                   5 Times Square
                                     [LOGO]        New York, New York 10036-6530
                                                   Tel: (212) 773 3000




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of
 Advantage Advisers Augusta Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of Advantage Advisers Augusta Fund, L.L.C. (the "Company"), including the schedules of portfolio investments, securities sold, not yet purchased, and written options, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Advisers Augusta Fund, L.L.C. at December 31, 2008, the results of its operations for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

New York, New York
February 24, 2009

                                   A member firm of Ernst & Young Global Limited

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            DECEMBER 31, 2008
ASSETS
Investments in securities, at market value (cost: $14,859,642)                                                 $ 10,578,452
Cash and cash equivalents                                                                                        29,556,105
Due from broker                                                                                                  31,984,695
Receivable for investment securities sold                                                                         1,873,708
Interest receivable                                                                                                  20,854
Dividends receivable                                                                                                 19,327
Other assets                                                                                                         40,913
                                                                                                               ------------
    TOTAL ASSETS                                                                                                 74,074,054
                                                                                                               ------------


LIABILITIES
Securities sold, not yet purchased, at market value (proceeds: $26,937,801)                                      24,160,355
Written options, at market value (premiums: $145,720)                                                                76,885
Withdrawals payable                                                                                               6,261,318
Payable for investment securities purchased                                                                       1,414,867
Dividends payable on securities sold, not yet purchased                                                              34,991
Accounting and investor services fees payable                                                                        20,144
Accrued expenses                                                                                                    230,205
                                                                                                               ------------
    TOTAL LIABILITIES                                                                                            32,198,765
                                                                                                               ------------

      NET ASSETS                                                                                               $ 41,875,289
                                                                                                               ============


MEMBERS' CAPITAL - NET ASSETS
Represented by:
Net capital contributions                                                                                      $ 43,310,198
Net unrealized depreciation on investments                                                                       (1,434,909)
                                                                                                               ------------

    MEMBERS' CAPITAL - NET ASSETS                                                                              $ 41,875,289
                                                                                                               ============

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF PORTFOLIO INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            DECEMBER 31, 2008
SHARES                                                                                                            VALUE
------                                                                                                            -----
               INVESTMENTS IN SECURITIES - 25.26%
               COMMON STOCK - 25.26%
               UNITED STATES - 25.26%
                  ALTERNATIVE WASTE TECHNOLOGY - 1.54%
      42,015            Calgon Carbon Corp. *                                                     (a)          $    645,350
                                                                                                               ------------
                  APPAREL MANUFACTURERS -1.03%
      20,768            Coach, Inc.*                                                              (a)               431,351
                                                                                                               ------------
                  COSMETICS & TOILETRIES - 0.80%
      10,866            Estee Lauder, Inc. Class A                                                (a)               336,411
                                                                                                               ------------
                  DIAGNOSTIC EQUIPMENT - 2.67%
     107,833            Cepheid, Inc.*                                                            (a)             1,119,307
                                                                                                               ------------
                  DIVERSIFIED BANKING INSTITUTE - 2.00%
      26,488            JPMorgan Chase & Co.                                                      (a)               835,167
                                                                                                               ------------
                  FIDUCIARY BANKS - 3.62%
      38,512            State Street Corp.                                                        (a)             1,514,677
                                                                                                               ------------
                  INSTRUMENTS - SCIENTIFIC - 1.39%
      30,834            FEI Co.*                                                                  (a)               581,529
                                                                                                               ------------
                  MEDICAL - WHOLESALE DRUG DISTRIBUTION - 1.11%
      13,017            AmerisourceBergen Corp.                                                   (a)               464,186
                                                                                                               ------------
                  MEDICAL PRODUCTS - 1.95%
      20,235            Zimmer Holdings, Inc.*                                                    (a)               817,899
                                                                                                               ------------
                  RETAIL - APPAREL / SHOES - 2.69%
      48,887            Abercrombie & Fitch Co., Class A                                          (a)             1,127,823
                                                                                                               ------------
                  RETAIL - JEWELRY - 1.65%
      29,293            Tiffany & Co.                                                             (a)               692,194
                                                                                                               ------------
                  TRANSPORT - SERVICES - 1.81%
      11,827            FedEx Corp.                                                               (a)               758,702
                                                                                                               ------------
                  WATER TREATMENT SYSTEMS - 3.00%
     108,653            Nalco Holding Co.                                                         (a)             1,253,856
                                                                                                               ------------
               TOTAL COMMON STOCK (COST $14,859,642)                                                           $ 10,578,452
                                                                                                               ============

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF PORTFOLIO INVESTMENTS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            DECEMBER 31, 2008
CONTRACTS                                                                                                         VALUE
---------                                                                                                         -----
               WARRANTS - 0.00%
               UNITED STATES - 0.00%
                  MEDICAL - NURSING HOMES - 0.00%
      34,000            Sun Healthcare Group, Inc.                                                             $         --
                                                                                                               ------------
               TOTAL WARRANTS (COST $0)                                                                        $         --
                                                                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST $14,859,642) - 25.26%                                     $ 10,578,452
                                                                                                               ------------
               OTHER ASSETS, LESS LIABILITIES - 74.74% **                                                        31,296,837
                                                                                                               ------------
               NET ASSETS - 100.00%                                                                            $ 41,875,289
                                                                                                               ============

*   Non-income producing security.
** Includes $29,556,105 invested in a PNC Bank Money Market Account, which is 70.58% of net assets.
(a) Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

                                                  DECEMBER 31, 2008
                                                    PERCENTAGE OF
INVESTMENT IN SECURITIES - BY INDUSTRY              NET ASSETS (%)
--------------------------------------            -----------------
   Alternative Waste Technology                          1.54
   Apparel Manufacturers                                 1.03
   Cosmetics & Toiletries                                0.80
   Diagnostic Equipment                                  2.67
   Diversified Banking Institute                         2.00
   Fiduciary Banks                                       3.62
   Instruments - Scientific                              1.39
   Medical - Biomedical / Genetics                       0.00

                                                  DECEMBER 31, 2008
                                                    PERCENTAGE OF
INVESTMENT IN SECURITIES - BY INDUSTRY              NET ASSETS (%)
--------------------------------------            -----------------
   Medical - Nursing Homes                               0.00
   Medical - Wholesale Drug Distribution                 1.11
   Medical Products                                      1.95
   Retail - Apparel / Shoes                              2.69
   Retail - Jewelry                                      1.65
   Transport - Services                                  1.81
   Water Treatment Systems                               3.00
                                                        -----
   TOTAL INVESTMENTS IN SECURITIES                      25.26%
                                                        =====

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            DECEMBER 31, 2008
SHARES                                                                                                            VALUE
------                                                                                                            -----
               SECURITIES SOLD, NOT YET PURCHASED - 57.70%
               COMMON STOCK - 57.70%
               UNITED STATES - 54.05%
                  AGRICULTURAL OPERATIONS - 3.43%
      18,983            Archer - Daniels - Midland Co.                                                         $  547,280
      17,192            Bunge, Ltd.                                                                               890,030
                                                                                                               ----------
                                                                                                                1,437,310
                                                                                                               ----------
                  COMMERCIAL BANKS - CENTRAL U.S. - 7.07%
      29,452            Cullen/Frost Bankers, Inc.                                                              1,492,627
      44,917            Prosperity Bancshares, Inc.                                                             1,329,094
      22,755            Sterling Bancshares, Inc.                                                                 138,351
                                                                                                               ----------
                                                                                                                2,960,072
                                                                                                               ----------
                  COMMERCIAL BANKS - SOUTHERN U.S. - 0.98%
      32,619            Regions Financial Corp.                                                                   259,647
       9,519            Whitney Holding Corp.                                                                     152,209
                                                                                                               ----------
                                                                                                                  411,856
                                                                                                               ----------
                  COMMERCIAL BANKS - WESTERN U.S. - 5.35%
      36,597            Pacwest Bancorp                                                                           984,459
      51,262            Zions Bancorp.                                                                          1,256,432
                                                                                                               ----------
                                                                                                                2,240,891
                                                                                                               ----------
                  COMPUTERS - 4.95%
       4,757            Apple, Inc.                                                                               406,010
      45,915            Hewlett-Packard Co.                                                                     1,666,255
                                                                                                               ----------
                                                                                                                2,072,265
                                                                                                               ----------
                  DIAGNOSTIC EQUIPMENT - 1.38%
      13,479            Gen-Probe, Inc.                                                                           577,440
                                                                                                               ----------
                  DISTRIBUTION / WHOLESALE - 2.99%
      15,871            W.W Grainger, Inc.                                                                      1,251,270
                                                                                                               ----------
                  ENGINEERING / R&D SERVICES - 0.83%
       7,226            Jacobs Engineering Group, Inc.                                                            347,571
                                                                                                               ----------

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          DECEMBER 31, 2008
SHARES                                                                                                          VALUE
------                                                                                                          -----
               COMMON STOCK - (CONTINUED)
               UNITED STATES - (CONTINUED)
                  HOSPITAL BEDS / EQUIPMENT - 1.57%
      34,295            Kinetic Concepts, Inc.                                                                 $  657,778
                                                                                                               ----------
                  HUMAN RESOURCES - 1.25%
      24,029            Administaff, Inc.                                                                         520,949
                                                                                                               ----------
                  INDUSTRIAL GASES - 3.53%
      24,875            Praxair, Inc.                                                                           1,476,580
                                                                                                               ----------
                  MACHINERY - FARM - 3.55%
      38,794            Deere & Co.                                                                             1,486,586
                                                                                                               ----------
                  REAL ESTATE MANAGEMENT / SERVICES - 0.01%
      57,998            Tarragon Corp.                                                                              4,791
                                                                                                               ----------
                  REITS - SHOPPING CENTERS - 0.94%
      19,021            Weingarten Realty Investors                                                               393,544
                                                                                                               ----------
                  RENTAL AUTO / EQUIPMENT - 1.93%
      17,257            Aaron Rents, Inc.                                                                         459,381
      69,114            Hertz Global Holdings, Inc.                                                               350,408
                                                                                                               ----------
                                                                                                                  809,789
                                                                                                               ----------
                  RETAIL - BEDDING - 2.19%
      36,025            Bed, Bath & Beyond, Inc.                                                                  915,755
                                                                                                               ----------
                  RETAIL - CONSUMER ELECTRONICS - 0.48%
       7,200            Best Buy Co., Inc.                                                                        202,392
                                                                                                               ----------
                  RETAIL - RESTAURANTS - 6.57%
      14,452            Darden Restaurants, Inc.                                                                  407,257
      19,361            McDonald's Corp.                                                                        1,204,061
      36,238            Yum! Brands, Inc.                                                                       1,141,497
                                                                                                               ----------
                                                                                                                2,752,815
                                                                                                               ----------
                  SUPER-REGIONAL BANKS - U.S. - 1.95%
       4,036            Capital One Financial Corp.                                                               128,708
      34,636            Comerica, Inc.                                                                            687,525
                                                                                                               ----------
                                                                                                                  816,233
                                                                                                               ----------
                  TRANSPORT - EQUIPMENT & LEASING - 3.10%
      41,930            GATX Corp.                                                                              1,298,572
                                                                                                               ----------



The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          DECEMBER 31, 2008
SHARES                                                                                                          VALUE
------                                                                                                          -----
               COMMON STOCK - (CONTINUED)
               UNITED STATES - (CONTINUED)
               TOTAL UNITED STATES (PROCEEDS $25,211,775)                                                      $ 22,634,459
                                                                                                               ------------
               CANADA - 3.65%
                  AUCTION HOUSE / ART DEALER - 3.65%
      71,237            Ritchie Brothers Auctioneers, Inc.                                                     $  1,525,896
                                                                                                               ------------
               TOTAL CANADA COMMON STOCK (PROCEEDS $1,726,026)                                                 $  1,525,896
                                                                                                               ------------
               TOTAL SECURITIES SOLD, NOT YET PURCHASED (PROCEEDS $26,937,801)                                 $ 24,160,355
                                                                                                               ============

                                                         DECEMBER 31, 2008
                                                          PERCENTAGE OF
SECURITIES SOLD, NOT YET PURCHASED - BY INDUSTRY          NET ASSETS (%)
------------------------------------------------         -----------------
   Agricultural Operations                                    3.43
   Auction House / Art Dealer                                 3.65
   Commercial Banks - Central U.S.                            7.07
   Commercial Banks - Southern U.S.                           0.98
   Commercial Banks - Western U.S.                            5.35
   Computers                                                  4.95
   Diagnostic Equipment                                       1.38
   Distribution / Wholesale                                   2.99
   Engineering / R&D Services                                 0.83
   Hospital Beds / Equipment                                  1.57
   Human Resources                                            1.25

                                                         DECEMBER 31, 2008
                                                          PERCENTAGE OF
SECURITIES SOLD, NOT YET PURCHASED - BY INDUSTRY          NET ASSETS (%)
------------------------------------------------         -----------------
   Industrial Gases                                           3.53
   Machinery - Farm                                           3.55
   Real Estate Management / Services                          0.01
   REITS - Shopping Centers                                   0.94
   Rental Auto / Equipment                                    1.93
   Retail - Bedding                                           2.19
   Retail - Consumer Electronics                              0.48
   Retail - Restaurants                                       6.57
   Super-Regional Banks - U.S.                                1.95
   Transport - Equipment & Leasing                            3.10
                                                             -----
   TOTAL SECURITIES SOLD, NOT YET PURCHASED                  57.70%
                                                             =====


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SCHEDULE OF WRITTEN OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             DECEMBER 31, 2008
CONTRACTS                                                                                                          VALUE
---------                                                                                                          -----
               WRITTEN OPTIONS - 0.18%
               CALL OPTIONS - 0.18%
               UNITED STATES - 0.18%
                  AIRLINES - 0.09%
         241            Continental Airlines, Inc. 01/17/09, $17.50                                               $ 37,355
                                                                                                                  --------
                  E-COMMERCE / PRODUCTS - 0.09%
         335            Amazon.Com, Inc. 01/17/09, $55.00                                                           39,530
                                                                                                                  --------
               TOTAL WRITTEN OPTIONS (PREMIUM RECEIVED $145,720)                                                  $ 76,885
                                                                                                                  ========

                                                DECEMBER 31, 2008
                                                 PERCENTAGE OF
WRITTEN OPTIONS - BY INDUSTRY                    NET ASSETS (%)
---------------------------                     -----------------
   Airlines                                            0.09
   E-Commerce / Products                               0.09
                                                       ----
   TOTAL WRITTEN OPTIONS                               0.18%
                                                       ====


The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            YEAR ENDED
                                                                                                         DECEMBER 31, 2008
INVESTMENT INCOME
      Interest                                                                                              $    874,602
      Dividends (net of withholding taxes of $690)                                                               253,723
                                                                                                            ------------
        TOTAL INVESTMENT INCOME                                                                                1,128,325
                                                                                                            ------------

EXPENSES
      Administration fees                                                                                        587,421
      Dividends on securities sold, not yet purchased                                                            573,945
      Prime broker fees                                                                                          301,694
      Audit and tax fees                                                                                         173,400
      Legal fees                                                                                                 140,463
      Accounting and investor services fees                                                                      137,173
      Insurance expense                                                                                           58,014
      Board of managers' fees and expenses                                                                        51,000
      Custody fees                                                                                                38,966
      Printing expense                                                                                            31,955
      Miscellaneous                                                                                               33,000
                                                                                                            ------------
        TOTAL EXPENSES                                                                                         2,127,031
                                                                                                            ------------

          NET INVESTMENT LOSS                                                                                   (998,706)
                                                                                                            ------------


REALIZED  GAIN/(LOSS)  AND UNREALIZED  APPRECIATION/DEPRECIATION  ON INVESTMENTS
  Realized gain/(loss) on investments:
      Investment securities                                                                                  (16,694,126)
      Purchased options                                                                                          179,951
      Written options                                                                                            282,274
      Securities sold, not yet purchased                                                                      10,704,815
                                                                                                            ------------
        NET REALIZED GAIN/(LOSS) ON INVESTMENTS                                                               (5,527,086)
                                                                                                            ------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS                                            (10,395,814)
                                                                                                            ------------

        NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/DEPRECIATION
        ON INVESTMENTS                                                                                       (15,922,900)
                                                                                                            ------------

        NET DECREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES                                 $(16,921,606)
                                                                                                            ============

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                               SPECIAL
                                                                              ADVISORY
                                                                               MEMBER           MEMBERS            TOTAL
                                                                             ------------    ------------      -------------
MEMBERS' CAPITAL, DECEMBER 31, 2006                                          $         --    $  85,544,330     $  85,544,330
                                                                             ------------    -------------     -------------
FROM INVESTMENT ACTIVITIES
   Net investment loss                                                       $         --    $    (360,461)    $    (360,461)
   Net realized gain on investments                                                    --        8,820,891         8,820,891
   Net change in unrealized gain/loss
     on investments                                                                    --         (290,220)         (290,220)
   Incentive allocation                                                         1,634,042       (1,634,042)               --
                                                                             ------------    -------------     -------------
   NET INCREASE IN MEMBERS' CAPITAL
     DERIVED FROM INVESTMENT ACTIVITIES                                         1,634,042        6,536,168         8,170,210
                                                                             ------------    -------------     -------------

MEMBERS' CAPITAL TRANSACTIONS
   Capital contributions                                                               --        3,150,022         3,150,022
   Capital withdrawals                                                         (1,634,042)     (33,637,947)      (35,271,989)
                                                                             ------------    -------------     -------------
   NET DECREASE IN MEMBERS' CAPITAL
     DERIVED FROM CAPITAL TRANSACTIONS                                         (1,634,042)     (30,487,925)      (32,121,967)
                                                                             ------------    -------------     -------------
   MEMBERS' CAPITAL, DECEMBER 31, 2007                                       $         --    $  61,592,573     $  61,592,573
                                                                             ============    ==============    =============

     Net investment loss                                                     $         --    $    (998,706)    $    (998,706)
     Net realized loss on investments                                                  --       (5,527,086)       (5,527,086)
     Net change in unrealized gain/loss
       on investments                                                                  --      (10,395,814)      (10,395,814)
                                                                             ------------    -------------     -------------
   NET DECREASE IN MEMBERS' CAPITAL
     DERIVED FROM INVESTMENT ACTIVITIES                                                --      (16,921,606)      (16,921,606)
                                                                             ------------    -------------     -------------

   MEMBERS' CAPITAL TRANSACTIONS
     Capital contributions                                                             --        3,465,640         3,465,640
     Capital withdrawals                                                               --       (6,261,318)       (6,261,318)
                                                                             ------------    -------------     -------------
   NET DECREASE IN MEMBERS' CAPITAL
       DERIVED FROM CAPITAL TRANSACTIONS                                               --       (2,795,678)       (2,795,678)
                                                                             ------------    -------------     -------------
   MEMBERS' CAPITAL, DECEMBER 31, 2008                                       $         --    $  41,875,289     $  41,875,289
                                                                             ============    =============     =============

The accompanying notes are an integral part of these financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2008
--------------------------------------------------------------------------------
      1. ORGANIZATION

         Advantage Advisers Augusta Fund, L.L.C. (the "Company") was organized under the Delaware Revised Uniform Limited Partnership Act on May 30, 1996. Effective May 9, 2003 pursuant to the approval of its Limited Partners, the Company was converted to a Delaware limited liability company. At such time, the general partner's interest was converted to a member interest and a Special Advisory Account was established for the investment adviser. The Company is registered under the Investment Company Act of 1940, as amended (the "Act"), as a closed-end, non-diversified management investment company. The Company's term is perpetual, unless the Company is otherwise terminated under the terms of its Limited Liability Company Agreement dated as of June 3, 2003.

         The Company's investment objective is to achieve capital appreciation. It pursues this objective by investing in corporate equity and debt securities, using a value- and growth-based approach to security selection. The Company invests principally in equity securities of publicly-traded U.S. companies, including common stocks and other securities having equity characteristics, such as convertible bonds, convertible preferred stocks and stock options. The Company also may invest in corporate or government bonds and various types of derivatives securities, including futures, forwards, index options and warrants. It also may invest in equity and debt securities, bonds and other fixed-income securities of foreign issuers.

         Responsibility for the overall management and supervision of the operations of the Company is vested in the Board of Managers of the Company (the "Board of Managers"). There are six members of the Board of Managers, one of whom is considered an "interested person" under the Act. Since September 1, 2004, the Company's investment adviser has been Advantage Advisers Management, L.L.C., a Delaware limited liability company (the "Adviser"). The Adviser is a subsidiary of Oppenheimer Asset Management Inc. ("OAM") and an affiliate of Oppenheimer & Co. Inc. ("Oppenheimer"). The Adviser is responsible for managing the Company's investment activities pursuant to an investment advisory agreement dated December 8, 2004 (the "New Advisory Agreement"). OAM is the managing member of the Adviser, and Eden Capital Management Partners L.P. ("ECM") is a non-managing member of the Adviser. Investment professionals employed by ECM manage the Company's investment portfolio on behalf of and under the supervision of the Adviser.

         The acceptance of initial and additional capital contributions from Members is subject to approval by the Board of Managers. The Company may from time to time offer to repurchase interests pursuant to written tenders by Members. Such repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in their discretion. The Adviser expects that, generally, it will recommend to the Board of Managers that the Company offer to repurchase interests from Members once each year effective as of the end of each such year.

         Generally, except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      2. SIGNIFICANT ACCOUNTING POLICIES

         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

         A.  REVENUE RECOGNITION

         Securities transactions, including related revenue and expenses, are recorded on a trade-date basis, and dividend income and expenses are recorded on the ex-dividend date, net of applicable withholding taxes. Interest income and expense are recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized using the effective interest rate method.

         B.  PORTFOLIO VALUATION

         The Company's securities are valued at fair value in accordance with policies adopted by the Board of Managers, which are summarized below.

         (i) Domestic exchange traded securities (other than options and those securities traded on the NASDAQ) shall be valued:

             (1) at  their  last  composite  sale  prices  as  reported  on  the exchanges where those securities are traded; or

             (2) if no sales of those  securities  are  reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite asked prices for securities sold, not yet purchased, as reported by those exchanges.

         (ii) Securities traded on NASDAQ shall be valued:

             (1) at the NASDAQ  Official  Closing Price  ("NOCP")  (which is the last trade price at or before 4:00 PM (Eastern Time) adjusted up to NASDAQ's best offer price if the last traded price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); or

             (2) if no NOCP is  available,  at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Company; or

             (3) if no sale is shown on NASDAQ, at the bid price; or

             (4) if no sale is shown  and no bid price is  available,  the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         B.  PORTFOLIO VALUATION (CONTINUED)

         Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or asked prices (in the case of securities sold, not yet purchased) as reported by such exchange. Listed options are valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, purchased and written options are valued at their bid or ask prices, respectively as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available are valued at their bid prices respectively (or asked prices in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, the fair value of the securities and other assets are determined in good faith by, or under the supervision of, the Board of Managers.

         Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service, which employs a matrix to determine valuation for normal institutional size trading units, or consultation with brokers and dealers in such securities. The Board of Managers will periodically monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

         The Company may enter into transactions in financial futures, foreign exchange options and foreign currency forward contracts that are used for hedging and non-hedging purposes. These contracts are valued at fair value with the resulting gains and losses included in realized gain on investments. Futures and forward contracts and options thereon, which are traded on commodities exchanges, are valued at their settlement value as of the close of such exchanges. The Company did not hold any financial futures, foreign exchange options or foreign currency forward contracts at December 31, 2008.

         All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Company is determined. When such events materially affect the values of securities held by the Company or its liabilities, such securities and liabilities are fair valued as determined in good faith by, or under the supervision of, the Board of Managers.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         B.  PORTFOLIO VALUATION (CONTINUED)

         Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

         The determination of fair value shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Adviser and the valuation method used by the Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

         The fair value of the Company's assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members' Capital.

         In September  2006,  the Financial  Accounting  Standards  Board (FASB)
         issued STATEMENT ON FINANCIAL STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Company adopted FAS157 as of January 1, 2008.

         Various inputs are used in determining the value of the Company's investments. These inputs are summarized in the three broad levels listed below.

         Level 1 -- observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

         Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).

         Level 3 -- significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments).

         The  inputs  or  methodology  used  for  valuing   securities  are  not
         necessarily an indication of the risk associated with investing in these securities.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         B.  PORTFOLIO VALUATION (CONTINUED)

         The following is a summary of the inputs used, as of December 31, 2008, in valuing the Company's investments at fair value.

                                                            INVESTMENTS            SECURITIES SOLD,             WRITTEN
         VALUATION INPUTS                                  IN SECURITIES           NOT YET PURCHASED            OPTIONS
         ----------------                                 ---------------         -------------------          ---------
         Level 1--Quoted Prices                               $10,578,452               $(24,160,355)           $(76,885)

         Level 2--Other Significant
         Observable Inputs                                             --                                             --

         Level 3--Other Significant
         Unobservable Inputs                                           --                         --                  --

                                                             ------------              -------------           ---------
         Total                                                $10,578,452               $(24,160,355)           $(76,885)
                                                             ============              =============           =========

         C.  CASH EQUIVALENTS

         The Company treats all highly-liquid financial instruments that mature within three months from the time of purchase as cash equivalents. At December 31, 2008, $29,556,105 in cash equivalents was held at PNC Bank in a money market account.

         D.  INCOME TAXES

         The Company reclassified $998,706 and $5,527,086 from accumulated net investment loss and accumulated net realized loss on investments, respectively, to net capital contributions during the year ended December 31, 2008. This reclassification is a result of permanent book to tax differences to reflect, as an adjustment to net capital contributions, the amounts of taxable loss and net realized loss on investments that have been allocated to the Company's Members and had no effect on net assets.

         The Company is subject to the provisions of the Financial Accounting Standards Board Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Company's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008), and has concluded that no provision for income tax is required in the Company's financial statements.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         D.  INCOME TAXES (CONTINUED)

         The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Company did not incur any interest or penalties.

         Each member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

      3. ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER

         Oppenheimer provides certain management and administrative services to the Company including, among other things, providing office space and other support services. In exchange for such services, the Company pays Oppenheimer a monthly administration fee of 0.08333% (1% on an annualized basis) of the Company's net assets determined as of the beginning of the month.

         During the year ended December 31, 2008, Oppenheimer earned $41,056 in brokerage commissions from portfolio transactions executed on behalf of the Company.

         Net profits or net losses of the Company for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members (except the Special Advisory Member) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period. The Adviser, in its capacity as the Special Advisory Member of the Company, is entitled to receive an incentive allocation (the "Incentive Allocation"), charged to the capital account of each Member as of the last day of each allocation period, of 20% of the amount by which net profits, if any, exceed the positive balance in the Member's "loss recovery account." The Incentive Allocation is credited to the Special Advisory Account of the Adviser. By the last business day of the month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation that was credited to the Special Advisory Account with respect to the allocation period. During the year ended December 31, 2008, there was no Incentive Allocation credited to the Special Advisory Account.

         At December 31, 2008, the Adviser had an investment in the Company amounting to $284,760, and is included in Members' Capital.

         Each member of the Board of Managers (each a "Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. The lead independent manager receives an additional annual fee of $2,500. Managers who are "interested persons" do not receive any annual or other fee from the Company. Managers who are not "interested persons" are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      3. ADMINISTRATION FEE, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         PFPC Trust Company (the "Custodian") serves as custodian of the Company's assets.

         PNCGlobal Investment Servicing Inc. ("PNC"), formerly known as PFPC Inc., serves as accounting and investor services agent to the Company and in that capacity provides certain accounting, recordkeeping and investor related services. The Company pays PNC an administration fee based primarily on the average net assets of the Company as of the last day of each month, payable monthly, subject to a minimum annual fee.

         Oppenheimer acts as the non-exclusive placement agent for the Company, without special compensation from the Company, and bears costs associated with its activities as placement agent. However, the placement agent is entitled to charge a sales commission of up to 3% (up to 3.1% of the amount invested) in connection with a purchase of interests, at its discretion. For the year ended December 31, 2008, sales commissions earned by Oppenheimer amounted to $7,360.

      4. INDEMNIFICATIONS

         The Company has entered into several contracts that contain routine indemnification clauses. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

      5. SECURITIES TRANSACTIONS

         Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2008, amounted to $326,902,748 and $354,074,600, respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended December 31, 2008, amounted to $229,434,008 and $231,121,715, respectively.

         At December 31, 2008, the aggregate cost for Federal income tax purposes of portfolio investments, securities sold, not yet purchased and written options was $15,016,219, $26,937,801, and $145,720, respectively.

         For Federal income tax purposes, at December 31, 2008, accumulated net unrealized depreciation on portfolio investments, securities sold, not yet purchased, and written options was $1,591,487, consisting of $4,233,376 gross unrealized appreciation and $5,824,863 gross unrealized depreciation.

         Due from broker primarily represents proceeds from securities sold, not yet purchased, net of premiums from written options, and excess cash, held at the prime broker as of December 31, 2008 and is used as collateral for securities sold, not yet purchased.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      6. SHORT-TERM BORROWINGS

         The Company has the ability to trade on margin and, in that connection, borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The Act requires the
         Company  to  satisfy  an  asset  coverage  requirement  of  300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness. The Company pays interest on outstanding margin borrowings at an annualized rate of LIBOR plus 0.875%. The Company pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian. As of and for the year ended December 31, 2008, the Company had no outstanding margin borrowings.

      7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

         In the normal course of business, the Company may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward and futures contracts, options and sales of securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets, liabilities and members' capital.

         The Company maintains cash in bank deposit accounts which, at times, may exceed Federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

         The Company may enter into forward contracts for the purchase or sale of a specific security or commodity at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Company may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable contract price and any resulting unrealized gains or losses are recorded in the Company's financial statements. The Company records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the contract. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the security or commodity.

         The Company's foreign exchange trading activities involve the purchase and sale (writing) of foreign exchange options having various maturity dates. The Company may seek to limit its exposure to foreign exchange rate movements by hedging such option positions with foreign exchange positions in spot currency, futures and forward contracts. Using financial futures contracts involves various market risks. The maximum amount of risk from the purchase of a futures contract is the contract value. At December 31, 2008, the Company had no foreign spot currency, forward contracts, futures or foreign exchange options outstanding.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------

      7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

         Securities sold, not yet purchased represents obligations of the Company to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Company's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets, liabilities and members' capital. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from, the prime broker, Morgan Stanley. Accordingly, the Company has a concentration of individual counterparty credit risk with the prime broker. The Company pledges securities in an account at PFPC Trust Company, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

         The Company may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets.

         The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as investment securities.

         When the Company writes an option, the premium received by the Company is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. In writing an option, the Company bears the market risk of an unfavorable change in the price of the security, index or currency underlying the written option. Exercise of a written option by the counterparty could result in the Company selling or buying a security or currency at a price different from the current market value.

         During the year ended December 31, 2008, transactions in written options were as follows:


                                                              CALL OPTIONS                           PUT OPTIONS
                                                   --------------------------------        --------------------------------
                                                       NUMBER                                NUMBER
                                                   OF CONTRACTS           PREMIUM          OF CONTRACTS           PREMIUM
                                                   ------------         -----------        ------------         -----------
         Beginning balance                                   --         $        --                  --         $        --
         Options purchased                                3,767           1,496,719                 443             180,532
         Options closed                                  (2,315)         (1,063,758)               (443)           (180,532)
         Options expired                                   (804)           (282,273)                 --                  --
         Options exercised                                  (72)             (4,968)                 --                  --
         Options split:                                      --                  --                  --                  --
                                                    -----------         -----------         -----------         -----------
         Written options outstanding
           as of December 31, 2008                          576         $   145,720                  --         $        --
                                                    -----------         -----------         -----------         -----------


ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

--------------------------------------------------------------------------------
      8. FINANCIAL HIGHLIGHTS

         The following represents the ratios to average net assets and other supplemental information for each period end indicated:


                                                                                YEAR ENDED
                                          -------------------------------------------------------------------------------------
                                           DECEMBER 31,       DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                               2008              2007              2006              2005              2004+
                                           -----------        -----------       ------------     ------------      -----------
Net assets, end of period
  (000s)                                    $   41,875        $   61,593        $   85,544        $   78,005        $   69,689
Ratio of net investment
  loss to average net
    assets**                                     (1.75%)           (0.41%)           (0.02%)           (0.39%)           (1.51%)
Ratio of expenses to
  average net assets**                            3.72%             2.68%             2.17%             2.32%             2.32%
Ratio of incentive
  allocation to average
    net assets                                    0.00%             1.86%             2.03%             0.20%             0.02%
Total return-gross*                             (26.25%)            9.26%            13.74%             7.98%           (10.32%)
Total return-net*                               (26.25%)            7.41%            10.99%             6.38%           (10.32%)
Portfolio turnover                                 824%              495%              272%              160%              454%

* Total return assumes a purchase of an interest in the Company on the first day of the period and a sale of the interest on the last day of the period noted, gross/net of incentive allocation to the Special Advisory Member, if any, and does not include any applicable sales charges imposed by the placement agent.

** Ratios do not reflect the effects of incentive allocation to the Special Advisory Member, if any.

+ Effective September 1, 2004, Advantage Advisers Management, L.L.C. became the Company's investment adviser.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2008 (CONCLUDED)
--------------------------------------------------------------------------------

      9. NEW ACCOUNTING PRONOUNCEMENTS

         DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

         In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

     10. SUBSEQUENT EVENTS

         Subsequent to December 31, 2008, and through February 24, 2009, the Company received initial, and additional capital contributions from Members of $303,000.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

SUPPLEMENTAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

I.   PROXY VOTING

     A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

     Information regarding how the Company voted proxies relating to portfolio securities during the period from June 30, 2005 through December 31, 2008 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the SEC's website at http://www.sec.gov.

II.  PORTFOLIO HOLDINGS

     The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at
     http://www.sec.gov  and may be  reviewed  and  copied at the  SEC's  Public
     Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Information pertaining to the Managers is set forth below. The Statement of Additional Information (SAI) includes additional information about the Company is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.

INDEPENDENT MANAGERS


                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                  TERM OF OFFICE                                                               FUND COMPLEX
NAME, AGE, ADDRESS(1) AND          AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             OVERSEEN BY
POSITION(S) WITH THE COMPANY        TIME SERVED             OTHER DIRECTORSHIPS HELD BY MANAGERS                 MANAGERS
----------------------------      --------------     -------------------------------------------------        --------------
Luis Rubio, 53                     Indefinite;       President of Centro de Investigacion Para el                    4
Manager                               Since          Desarrollo, A.C. (Center of Research Development)
                                     May 2003        (2000 to present) and Director of same 1984 -
                                                     2000); Adjunct Fellow of the Center for Strategic
                                                     and International Studies; Director of The Asia
                                                     Tigers Fund, Inc. and The India Fund, Inc.;
                                                     Advantage Advisers Multi-Sector Fund I, -Advantage
                                                     Advisers Whistler Fund, L.L.C., and Advantage
                                                     Advisers Xanthus Fund, L.L.C., which are
                                                     affiliates. Director of Empresas Ica SA de CV, a
                                                     Mexican construction company (since 2006).

Janet L. Schinderman, 57           Indefinite;       Education consultant specializing in international              4
Manager                               Since          relations, board management and initiating special
                                     May 2003        projects. Associate Dean for Special Projects and
                                                     Secretary to the Board of Overseers at Columbia
                                                     Business School from 1990 until June 2006; Manager
                                                     of Advantage Advisers Multi-Sector Fund I,
                                                     Advantage Advisers Whistler Fund, L.L.C., and
                                                     Advantage Advisers Xanthus Fund L.L.C., which are
                                                     affiliates. Independent director for a registered
                                                     investment company of The Central Park Group.



ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

INDEPENDENT MANAGERS (CONTINUED)


                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                  TERM OF OFFICE                                                               FUND COMPLEX
NAME, AGE, ADDRESS(1) AND          AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             OVERSEEN BY
POSITION(S) WITH THE COMPANY        TIME SERVED             OTHER DIRECTORSHIPS HELD BY MANAGERS                 MANAGERS
----------------------------      --------------     -------------------------------------------------        --------------
Lawrence Becker, 53               Indefinite; Since  Private investor in real estate investment                      4
Manager                           October 2003       management concerns. From February 2000 through
                                                     June 2003, he was V.P.--Controller/ Treasurer for
                                                     National Financial Partners, which specializes in
                                                     financial services distribution. Prior to that,
                                                     Mr. Becker was a Managing
                                                     Director--Controller/Treasurer of Oppenheimer
                                                     Capital -and its Quest for Value Funds.
                                                     (Oppenheimer Capital is not affiliated with
                                                     Oppenheimer Asset Management Inc.). Mr. Becker is
                                                     a licensed CPA. He serves as the Director of the
                                                     Asia Tigers Fund, Inc. and The India Fund Inc.;
                                                     Manager of Advantage Advisers Multi-Sector Fund I,
                                                     Advantage Advisers Whistler Fund, L.L.C. and
                                                     Advantage Advisers Xanthus Fund, L.L.C., which are
                                                     affiliates.

James E. Buck, 72                 Indefinite; Since  Retired in 2002 as Senior Vice President and                    4
Manager                           July 2006          Corporate Secretary of the New York Stock
                                                     Exchange, Inc. (the "Exchange") and the
                                                     subsidiaries of the Exchange including the NYSE
                                                     Foundation. Mr. Buck is a Manager of Advantage
                                                     Advisers Multi-Sector Fund I, Advantage Advisers
                                                     Whistler Fund, L.L.C. and Advantage Advisers
                                                     Xanthus Fund, L.L.C., which are affiliates.


Jesse H. Ausubel, 57               Indefinite; Since Director, Program for the Human Environment and                 4
Manager                            July 2006         Senior Research Associate, The Rockefeller
                                                     University (1993 to present); Director, Richard
                                                     Lounshery Foundation (1998 to present); Program
                                                     Director, Alfred P. Sloan Foundation (1994 to
                                                     present); Adjunct Scientist, Woods Hole
                                                     Oceanographic Institution (1990 to present). Mr.
                                                     Ausubel is a manager of Advantage Advisers
                                                     Multi-Sector Fund I, Advantage Advisers Whistler
                                                     Fund, L.L.C. and Advantage Advisers Xanthus Fund,
                                                     L.L.C., which are affiliates.



ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED MANAGER


                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                  TERM OF OFFICE                                                               FUND COMPLEX
NAME, AGE, ADDRESS(1) AND          AND LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS             OVERSEEN BY
POSITION(S) WITH THE COMPANY        TIME SERVED             OTHER DIRECTORSHIPS HELD BY MANAGERS                 MANAGERS
----------------------------      --------------     -------------------------------------------------        --------------
Bryan McKigney,* 50,                Indefinite;      Mr. McKigney is a Senior Managing Director and the              4
Manager, President, CEO            Manager since     Chief Administrative Officer of Oppenheimer Asset
                                 December 1, 2004;   Management Inc. He has been in the financial
                                    President and    services industry since 1981 and has held various
                                     CEO since       management and positions at Canadian Imperial Bank
                                September 23, 2004   of Commerce (1993 - 2003) Chase Manhattan Bank
                                                     N.A. (1981 - 1993). He serves as Manager of
                                                     Advantage Advisers Multi-Sector Fund I, Advantage
                                                     Advisers -Whistler Fund, L.L.C. and Advantage
                                                     Advisers Xanthus Fund, L.L.C., which are
                                                     affiliates.


COMPANY OFFICERS

           In accordance with the Limited Liability Company Agreement, the Board has selected the following persons to serve as officers of the Company:




                                  TERM OF OFFICE
NAME, AGE, ADDRESS(1) AND          AND LENGTH OF                  PRINCIPAL OCCUPATION(S)
POSITION(S) WITH THE COMPANY(2)     TIME SERVED                     DURING PAST 5 YEAR
-------------------------------   --------------     -------------------------------------------------
Vineet Bhalla, 48,                  One year;        Mr. Bhalla has been a Senior Vice President at
Chief Financial Officer               Since          Oppenheimer Asset Management since May 2005. From
                                  July 27, 2005      July 2002 to May 2005, he was an Assistant Vice
                                                     President at Zurich Capital Markets Inc., a
                                                     Director of the Client Service Group at GlobeOp
                                                     Financial Services, and a Senior Consultant at
                                                     Capital Markets Company. Prior to that, he was a
                                                     Vice President at Blackrock Financial Management
                                                     since June 1999. Mr. Bhalla is a Certified Public
                                                     Accountant. He graduated with an MBA from Saint
                                                     Mary's University, Halifax, Canada in 1986.


ADVANTAGE ADVISERS AUGUSTA FUND, L.L.C.

COMPANY MANAGEMENT (UNAUDITED)
--------------------------------------------------------------------------------
COMPANY OFFICERS (CONTINUED)


                                  TERM OF OFFICE
NAME, AGE, ADDRESS(1) AND          AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
POSITION(S) WITH THE COMPANY(2)     TIME SERVED                         DURING PAST 5 YEAR
-------------------------------   --------------         -------------------------------------------------
Stephen C. Beach, 55,                  One year;         Since February 2005, Mr. Beach has been the Chief Compliance
Chief Compliance Officer                 Since           Officer for Oppenheimer Asset Management. Prior to that, he
                                    March 18, 2005       -had his own law firm with a focus on mutual funds, investment advisers and general securities law, beginning in 2001. Mr. Beach obtained an L.L.M. in Taxation at Temple University School of Law
                                                         during the period 1999 - 2001.

Deborah Kaback, 57                     One year;         Ms. Kaback has been a Senior Vice President at Oppenheimer Asset
Chief Legal Officer and                  Since           Management since June 2003. She was Executive Director of CIBC
Vice President                       July 23, 2003       -World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer Funds, Inc.
                                                         from November 1999 through July 2001. Prior to that, she was Senior
                                                         Vice President and Deputy General Counsel at Oppenheimer  Capital from
                                                         April 1989 through November 1999.

Bryan McKigney, 50,               One year term for      Mr. McKigney is a Senior Managing Director and the Chief Administrative
Manager, President, CEO              President and       Officer of Oppenheimer Asset Management Inc. He has been in the
                                      CEO; since         financial services industry since 1981 and has held various management
                                 September 23, 2004.     positions at Canadian Imperial Bank of Commerce (1993 - 2003) and
                                 Indefinite term for     the Chase Manhattan Bank N.A. (1981 - 1993). He serves as Manager
                                    Manager; since       of Advantage Advisers Multi-Sector Fund I, Advantage Advisers
                                   December 1, 2004      Whistler Fund, L.L.C., and Advantage Advisers Xanthus Fund, L.L.C.,
                                                         which are affiliates.


* "Interested Person" of the Fund as defined in the Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Fund and as a Senior Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc., which is a corporate parent of the managing member of the Investment Adviser.
(1) The address of each manager and officer is c/o Oppenheimer Asset Management, 200 Park Avenue, 24th Floor, New York, New York 10166.
(2)  Officers are not compensated by the Company.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is "independent." Mr. Becker was elected as a non-interested Director of the registrant and as Chairman of the Audit Committee at a meeting of the board of directors held on October 29, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $126,900 for 2008 and $120,900 for 2007.

AUDIT-RELATED FEES
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $4,500 for 2008 and $3,500 for 2007.

TAX FEES
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2008 and $0 for 2007.

ALL OTHER FEES
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) 100%

               (c) Not Applicable

               (d) Not Applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $374,796 for 2008 and $461,030 for 2007.

     (h) Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

     (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

     (b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                            [RISKMETRICS GROUP LOGO]

--------------------------------------------------------------------------------

                    2008 U.S. Proxy Voting Guidelines Summary

                             ISS Governance Services

                                December 17, 2007

--------------------------------------------------------------------------------











Copyright (C) 2007 by RiskMetrics Group.

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                              www.riskmetrics.com

--------------------------------------------------------------------------------
RiskMetrics Group                                            www.riskmetrics.com
--------------------------------------------------------------------------------


                             ISS GOVERANCE SERVICES
                    2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                 EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                              UPDATED DEC 17, 2007

The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services ("ISS") Proxy Voting Manual.

Table of Contents

1. OPERATIONAL ITEMS ..........................................................6
   Adjourn Meeting ............................................................6
   Amend Quorum Requirements ..................................................6
   Amend Minor Bylaws .........................................................6
   Auditor Indemnification and Limitation of Liability ........................6
   Auditor Ratification .......................................................6
   Change Company Name ........................................................7
   Change Date, Time, or Location of Annual Meeting ...........................7
   Transact Other Business ....................................................7


2. BOARD OF DIRECTORS: ........................................................8
   Voting on Director Nominees in Uncontested Elections .......................8
   2008 Classification of Directors ..........................................10
   Age Limits ................................................................11
   Board Size ................................................................11
   Classification/Declassification of the Board ..............................12
   Cumulative Voting .........................................................12
   Director and Officer Indemnification and Liability Protection .............12
   Establish/Amend Nominee Qualifications ....................................12
   Filling Vacancies/Removal of Directors ....................................13
   Independent Chair (Separate Chair/CEO) ....................................13
   Majority of Independent Directors/Establishment of Committees .............14
   Majority Vote Shareholder Proposals .......................................14
   Office of the Board .......................................................14
   Open Access ...............................................................14
   Performance Test for Directors ............................................15
   Stock Ownership Requirements ..............................................16
   Term Limits ...............................................................16


3. PROXY CONTESTS ............................................................17
   Voting for Director Nominees in Contested Elections .......................17
   Reimbursing Proxy Solicitation Expenses ...................................17
   Confidential Voting .......................................................17

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES ...........................18
   Advance Notice Requirements for Shareholder Proposals/Nominations .........18
   Amend Bylaws without Shareholder Consent ..................................18
   Poison Pills ..............................................................18
   Shareholder Ability to Act by Written Consent .............................18
   Shareholder Ability to Call Special Meetings ..............................19


--------------------------------------------------------------------------------
 2008 US PROXY VOTING GUIDELINES SUMMARY                                  - 2 -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RiskMetrics Group                                            www.riskmetrics.com
--------------------------------------------------------------------------------


   Supermajority Vote Requirements ...........................................19


5. MERGERS AND CORPORATE RESTRUCTURINGS ......................................20


OVERALL APPROACH .............................................................20
   Appraisal Rights ..........................................................20
   Asset Purchases ...........................................................20
   Asset Sales ...............................................................20
   Bundled Proposals .........................................................21
   Conversion of Securities ..................................................21
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
   Plans/Reverse Leveraged Buyouts/Wrap Plans ................................21
   Formation of Holding Company ..............................................21
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark) ...22
   Joint Ventures ............................................................22
   Liquidations ..............................................................22
   Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
   Acquisition ...............................................................22
   Private Placements/Warrants/Convertible Debentures ........................23
   Spinoffs ..................................................................23
   Value Maximization Proposals ..............................................23


6. STATE OF INCORPORATION ....................................................24
   Control Share Acquisition Provisions ......................................24
   Control Share Cash-Out Provisions .........................................24
   Disgorgement Provisions ...................................................24
   Fair Price Provisions .....................................................24
   Freeze-Out Provisions .....................................................25
   Greenmail .................................................................25
   Reincorporation Proposals .................................................25
   Stakeholder Provisions ....................................................25
   State Antitakeover Statutes ...............................................25


7. CAPITAL STRUCTURE .........................................................26
   Adjustments to Par Value of Common Stock ..................................26
   Common Stock Authorization ................................................26
   Dual-Class Stock ..........................................................26
   Issue Stock for Use with Rights Plan ......................................26
   Preemptive Rights .........................................................26
   Preferred Stock ...........................................................27
   Recapitalization ..........................................................27
   Reverse Stock Splits ......................................................27
   Share Repurchase Programs .................................................28
   Stock Distributions: Splits and Dividends .................................28
   Tracking Stock ............................................................28


8. EXECUTIVE AND DIRECTOR COMPENSATION .......................................29


EQUITY COMPENSATION PLANS ....................................................29
   Cost of Equity Plans ......................................................29
   Repricing Provisions ......................................................29
   Pay-for-Performance Disconnect ............................................30
   Three-Year Burn Rate/Burn Rate Commitment .................................31
   Poor Pay Practices ........................................................33

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS: ........34
   Dividend Equivalent Rights ................................................34


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   Liberal Share Recycling Provisions ........................................34
   Option Overhang Cost ......................................................34


OTHER COMPENSATION PROPOSALS AND POLICIES ....................................35
   401(k) Employee Benefit Plans .............................................35
   Advisory Vote on Executive Compensation (Say-on-Pay) Management
   Proposals .................................................................35
   Director Compensation .....................................................36
   Director Retirement Plans .................................................36
   Employee Stock Ownership Plans (ESOPs) ....................................36
   Employee Stock Purchase Plans-- Qualified Plans ...........................37
   Employee Stock Purchase Plans-- Non-Qualified Plans .......................37
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
   Compensation Proposals) ...................................................37
   Options Backdating ........................................................38
   Option Exchange Programs/Repricing Options ................................38
   Stock Plans in Lieu of Cash ...............................................39
   Transfer Programs of Stock Options ........................................39


SHAREHOLDER PROPOSALS ON COMPENSATION ........................................40
   Advisory Vote on Executive Compensation (Say-on-Pay) ......................40
   Compensation Consultants- Disclosure of Board or Company's Utilization ....40
   Disclosure/Setting Levels or Types of Compensation for Executives
   and Directors .............................................................40
   Pay for Superior Performance ..............................................40
   Performance-Based Awards ..................................................41
   Pension Plan Income Accounting ............................................41
   Pre-Arranged Trading Plans (10b5-1 Plans) .................................41
   Recoup Bonuses ............................................................42
   Severance Agreements for Executives/Golden Parachutes .....................42
   Share Buyback Holding Periods .............................................42
   Stock Ownership or Holding Period Guidelines ..............................42
   Supplemental Executive Retirement Plans (SERPs) ...........................43
   Tax Gross-Up Proposals ....................................................43

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES ..............................44


ANIMAL WELFARE ...............................................................44
   Animal Testing ............................................................44
   Animal Welfare Policies ...................................................44
   Controlled Atmosphere Killing (CAK) .......................................44

CONSUMER ISSUES ..............................................................44
   Genetically Modified Ingredients ..........................................44
   Consumer Lending ..........................................................45
   Pharmaceutical Pricing ....................................................45
   Pharmaceutical Product Reimportation ......................................45
   Product Safety and Toxic Materials ........................................46
   Tobacco ...................................................................46

DIVERSITY ....................................................................47
   Board Diversity ...........................................................47
   Equality of Opportunity and Glass Ceiling .................................47
   Sexual Orientation and Domestic Partner Benefits ..........................48

CLIMATE CHANGE AND THE ENVIRONMENT ...........................................48
   Climate Change ............................................................48
   Concentrated Area Feeding Operations (CAFO) ...............................48
   Energy Efficiency .........................................................48
   Facility Safety (Nuclear and Chemical Plant Safety) .......................49


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   General Environmental Reporting ...........................................49
   Greenhouse Gas Emissions ..................................................49
   Operations in Protected Areas .............................................49
   Recycling .................................................................49
   Renewable Energy ..........................................................49

GENERAL CORPORATE ISSUES .....................................................50
   Charitable Contributions ..................................................50
   CSR Compensation-Related Proposals ........................................50
   HIV/AIDS ..................................................................50
   Lobbying Expenditures/Initiatives .........................................51
   Political Contributions and Trade Associations Spending ...................51

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS .........................51
   China Principles ..........................................................51
   Codes of Conduct ..........................................................52
   Community Impact Assessments ..............................................52
   Foreign Military Sales/Offsets ............................................52
   Internet Privacy and Censorship ...........................................52
   MacBride Principles .......................................................53
   Nuclear and Depleted Uranium Weapons ......................................53
   Operations in High Risk Markets ...........................................53
   Outsourcing/Offshoring ....................................................53
   Vendor Standards ..........................................................53

SUSTAINABILITY ...............................................................54
   Sustainability Reporting ..................................................54

10. MUTUAL FUND PROXIES ......................................................55
   Election of Directors .....................................................55
   Converting Closed-end Fund to Open-end Fund ...............................55
   Proxy Contests ............................................................55
   Investment Advisory Agreements ............................................55
   Approving New Classes or Series of Shares .................................55
   Preferred Stock Proposals .................................................55
   1940 Act Policies .........................................................56
   Changing a Fundamental Restriction to a Nonfundamental Restriction ........56
   Change Fundamental Investment Objective to Nonfundamental .................56
   Name Change Proposals .....................................................56
   Change in Fund's Subclassification ........................................56
   Disposition of Assets/Termination/Liquidation .............................56
   Changes to the Charter Document ...........................................56
   Changing the Domicile of a Fund ...........................................57
   Authorizing the Board to Hire and Terminate Subadvisors Without
   Shareholder Approval ......................................................57
   Distribution Agreements ...................................................57
   Master-Feeder Structure ...................................................57
   Mergers ...................................................................57

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS .......................................57
   Establish Director Ownership Requirement ..................................57
   Reimburse Shareholder for Expenses Incurred ...............................58
   Terminate the Investment Advisor ..........................................58


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1. Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

     o    Motivation and rationale for establishing the agreements;

     o    Quality of disclosure; and

     o    Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent;

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees


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Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     o    The tenure of the audit firm;

     o    The length of rotation specified in the proposal;

     o    Any significant audit-related issues at the company;

     o    The number of Audit Committee meetings held each year;

     o    The number of financial experts serving on the committee; and

     o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


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2. Board of Directors:


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS


Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     o    Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";

     o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.



--------------------
(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.


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Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors
(per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     o    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

     o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o    The company has backdated options (see "Options Backdating" policy);

     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


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2008 CLASSIFICATION OF DIRECTORS
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INSIDE DIRECTOR (I)

     o    Employee of the company or one of its affiliates(1);

     o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     o    Listed as a Section 16 officer(2);

     o    Current interim CEO;

     o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     o    Board attestation that an outside director is not independent;

     o    Former CEO of the company(3);

     o    Former CEO of an acquired company within the past five years;

     o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(4)

     o Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

     o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     o Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;

     o Relative(5) of a current Section 16 officer of company or its affiliates;

     o Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

     o Relative(5) of former Section 16 officer, of company or its affiliate within the last five years;

     o Currently provides (or a relative(5) provides) professional services6 to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

     o Employed by (or a relative(5) is employed by) a significant customer or supplier(7);

     o Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (7)

     o Any material financial tie or other related party transactional relationship to the company;

     o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     o Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (8)

     o    Founder (9) of the company but not currently an employee;

     o Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

     o    No material(10) connection to the company other than a board seat.

FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief
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executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
A non-employee director serving as an officer due to statutory requirements
(e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(7) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(8) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(9) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(10) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
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AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.


BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.


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CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

     o The company has proxy access or a similar structure2 to allow shareholders to nominate directors to the company's ballot; and

     o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     o    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS


----------------------------
(2) Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.


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Vote CASE-BY-CASE on proposals that establish or amend director qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

               o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

               o serves as liaison between the chairman and the independent directors;

               o    approves information sent to the board;

               o    approves meeting agendas for the board;

               o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

               o has the authority to call meetings of the independent directors;

               o if requested by major shareholders, ensures that he is available for consultation and direct communication;

     o The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

     o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

     o    Two-thirds independent board;

     o    All independent key committees;

     o    Established governance guidelines;

     o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

     o    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.


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* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     o Effectively disclosed information with respect to this structure to its shareholders;

     o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

     o    The ownership threshold proposed in the resolution;

     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.


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PERFORMANCE TEST FOR DIRECTORS

On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the framework:

--------------------------------------------------------------------------------
METRICS              BASIS OF EVALUATION      WEIGHTING    2ND WEIGHTING
--------------------------------------------------------------------------------
Operational                                                50%
Performance
--------------------------------------------------------------------------------
5-year Average       Management               33.3%
pre-tax operating    efficiency in
ROIC or ROAA*        deploying assets
--------------------------------------------------------------------------------
5-year Sales         Top-Line                 33.3%
Growth
--------------------------------------------------------------------------------
5-year EBITDA        Core-earnings            33.3%
Growth or
Operating Income
Growth*
--------------------------------------------------------------------------------
Sub Total                                     100%
--------------------------------------------------------------------------------
Stock                                                      50%
Performance

--------------------------------------------------------------------------------
5-year TSR           Market
--------------------------------------------------------------------------------
Total                                                      100%
--------------------------------------------------------------------------------

*Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

     o    Year-to-date performance;

     o    Situational circumstances;

     o    Change in management/board;

     o    Overall governance practices.


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STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.





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3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's track record;

     o    Background to the proxy contest;

     o    Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     o The election of fewer than 50% of the directors to be elected is contested in the election;

     o    One or more of the dissident's candidates is elected;

     o    Shareholders are not permitted to cumulate their votes for directors;
          and

     o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.



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4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or

     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;

     o    A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.





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5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price;

     o    Fairness opinion;

     o    Financial and strategic benefits;

     o    How the deal was negotiated;

     o    Conflicts of interest;

     o    Other alternatives for the business;

     o    Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:


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     o    Impact on the balance sheet/working capital;

     o    Potential elimination of diseconomies;

     o    Anticipated financial and operating benefits;

     o    Anticipated use of funds;

     o    Value received for the asset;

     o    Fairness opinion;

     o    How the deal was negotiated;

     o    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     o    Dilution to existing shareholders' position;

     o    Terms of the offer;

     o    Financial issues;

     o    Management's efforts to pursue other alternatives;

     o    Control issues;

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     o    The reasons for the change;

     o    Any financial or tax benefits;

     o    Regulatory benefits;

     o    Increases in capital structure;


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     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     o    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

     o    Offer price/premium;

     o    Fairness opinion;

     o    How the deal was negotiated;

     o    Conflicts of interest;

     o    Other alternatives/offers considered; and

     o    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     o    Cash-out value;

     o Whether the interests of continuing and cashed-out shareholders are balanced; and

     o    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     o    Percentage of assets/business contributed;

     o    Percentage ownership;

     o    Financial and strategic benefits;

     o    Governance structure;

     o    Conflicts of interest;

     o    Other alternatives;

     o    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     o    Management's efforts to pursue other alternatives;

     o    Appraisal value of assets; and

     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION


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Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     o    Dilution to existing shareholders' position;

     o    Terms of the offer;

     o    Financial issues;

     o    Management's efforts to pursue other alternatives;

     o    Control issues;

     o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     o    Tax and regulatory advantages;

     o    Planned use of the sale proceeds;

     o    Valuation of spinoff;

     o    Fairness opinion;

     o    Benefits to the parent company;

     o    Conflicts of interest;

     o    Managerial incentives;

     o    Corporate governance changes;

     o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     o    Prolonged poor performance with no turnaround in sight;

     o    Signs of entrenched board and management;

     o    Strategic plan in place for improving value;

     o    Likelihood of receiving reasonable value in a sale or dissolution; and

     o Whether company is actively exploring its strategic options, including retaining a financial advisor.


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6. State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


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Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

     o    The reasons for reincorporating;

     o    A comparison of the governance provisions;

     o    Comparative economic benefits; and

     o    A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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7. Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     o    Rationale;

     o Good performance with respect to peers and index on a five-year total shareholder return basis;

     o    Absence of non-shareholder approved poison pill;

     o    Reasonable equity compensation burn rate;

     o    No non-shareholder approved pay plans; and

     o    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders;

     o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


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Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     o    More simplified capital structure;

     o    Enhanced liquidity;

     o    Fairness of conversion terms;

     o    Impact on voting power and dividends;

     o    Reasons for the reclassification;

     o    Conflicts of interest; and

     o    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.


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SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     o    Adverse governance changes;

     o    Excessive increases in authorized capital stock;

     o    Unfair method of distribution;

     o    Diminution of voting rights;

     o    Adverse conversion features;

     o    Negative impact on stock option plans; and

     o    Alternatives such as spin-off.


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8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options without prior shareholder approval;

     o    There is a disconnect between CEO pay and the company's performance;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

     o    The plan is a vehicle for poor pay practices.

Each of these factors is described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.


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Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR-PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

     o There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     o    The main source of the pay increase (over half) is equity-based; and

     o    The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

               -    Base salary, bonus, long-term incentives;

               - Accumulative realized and unrealized stock option and restricted stock gains;

               - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

               - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

               - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:

               -    Payment if termination occurs within 12 months: $_____;

               - Payment if "not for cause" termination occurs within 12 months: $_____;

               - Payment if "change of control" termination occurs within 12 months: $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this


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          disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options3 or performance-accelerated grants.4 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)




--------------------------------

(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.


(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

                              2008 BURN RATE TABLE

                                                           RUSSELL 3000                     NON-RUSSELL 3000
----------------------------------------------------------------------------------------  ---------------------------------
                                                                 STANDARD                           STANDARD
GICS         DESCRIPTION                                MEAN     DEVIATION  MEAN+STDEV     MEAN     DEVIATION  MEAN+STDEV
----------------------------------------------------------------------------------------  ---------------------------------
   1010      Energy                                     1.71%      1.39%      3.09%        2.12%      2.31%       4.43%
----------------------------------------------------------------------------------------  ---------------------------------
   1510      Materials                                  1.16%      0.77%      1.93%        2.23%      2.26%       4.49%
----------------------------------------------------------------------------------------  ---------------------------------
   2010      Capital Goods                              1.51%      1.04%      2.55%        2.36%      2.03%       4.39%
----------------------------------------------------------------------------------------  ---------------------------------
   2020      Commercial Services & Supplies             2.35%      1.70%      4.05%        2.20%      2.03%       4.23%
----------------------------------------------------------------------------------------  ---------------------------------
   2030      Transportation                             1.59%      1.22%      2.80%        2.02%      2.08%       4.10%
----------------------------------------------------------------------------------------  ---------------------------------
   2510      Automobiles & Components                   1.89%      1.10%      2.99%        1.73%      2.05%       3.78%
----------------------------------------------------------------------------------------  ---------------------------------
   2520      Consumer Durables & Apparel                2.02%      1.31%      3.33%        2.10%      1.94%       4.04%
----------------------------------------------------------------------------------------  ---------------------------------
   2530      Hotels Restaurants & Leisure               2.15%      1.18%      3.33%        2.32%      1.93%       4.25%
----------------------------------------------------------------------------------------  ---------------------------------
   2540      Media                                      1.92%      1.35%      3.27%        3.33%      2.60%       5.93%
----------------------------------------------------------------------------------------  ---------------------------------
   2550      Retailing                                  1.86%      1.04%      2.90%        3.15%      2.65%       5.80%
----------------------------------------------------------------------------------------  ---------------------------------
  3010,
3020, 3030   Food & Staples Retailing                   1.69%      1.23%      2.92%        1.82%      2.03%       3.85%
----------------------------------------------------------------------------------------  ---------------------------------
   3510      Health Care Equipment & Services           2.90%      1.67%      4.57%        3.75%      2.65%       6.40%
----------------------------------------------------------------------------------------  ---------------------------------
   3520      Pharmaceuticals & Biotechnology            3.30%      1.66%      4.96%        4.92%      3.77%       8.69%
----------------------------------------------------------------------------------------  ---------------------------------
   4010      Banks                                      1.27%      0.88%      2.15%        1.07%      1.12%       2.19%
----------------------------------------------------------------------------------------  ---------------------------------
   4020      Diversified Financials                     2.45%      2.07%      4.52%        4.41%      5.31%       9.71%
----------------------------------------------------------------------------------------  ---------------------------------
   4030      Insurance                                  1.21%      0.93%      2.14%        2.07%      2.28%       4.35%
----------------------------------------------------------------------------------------  ---------------------------------
   4040      Real Estate                                1.04%      0.81%      1.85%        0.80%      1.21%       2.02%
----------------------------------------------------------------------------------------  ---------------------------------
   4510      Software & Services                        3.81%      2.30%      6.11%        5.46%      3.81%       9.27%
----------------------------------------------------------------------------------------  ---------------------------------
   4520      Technology Hardware & Equipment            3.07%      1.74%      4.80%        3.43%      2.40%       5.83%
----------------------------------------------------------------------------------------  ---------------------------------
             Semiconductors & Semiconductor
   4530      Equipment                                  3.78%      1.81%      5.59%        4.51%      2.30%       6.81%
----------------------------------------------------------------------------------------  ---------------------------------
   5010      Telecommunication Services                 1.57%      1.23%      2.80%        2.69%      2.41%       5.10%
----------------------------------------------------------------------------------------  ---------------------------------
   5510      Utilities                                  0.72%      0.50%      1.22%        0.59%      0.66%       1.25%
----------------------------------------------------------------------------------------  ---------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

---------------------------------------------------------------------------------------------------------
ANNUAL STOCK PRICE VOLATILITY               MULTIPLIER
---------------------------------------------------------------------------------------------------------
54.6% and higher                            1 full-value award will count as 1.5 option shares
---------------------------------------------------------------------------------------------------------
36.1% or higher and less than 54.6%         1 full-value award will count as 2.0 option shares
---------------------------------------------------------------------------------------------------------
24.9% or higher and less than 36.1%         1 full-value award will count as 2.5 option shares
---------------------------------------------------------------------------------------------------------
16.5% or higher and less than 24.9%         1 full-value award will count as 3.0 option shares
---------------------------------------------------------------------------------------------------------
7.9% or higher and less than 16.5%          1 full-value award will count as 3.5 option shares
---------------------------------------------------------------------------------------------------------
Less than 7.9%                              1 full-value award will count as 4.0 option shares
---------------------------------------------------------------------------------------------------------


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POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

     o    Egregious employment contracts:

          > Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

     o    Excessive perks:

          > Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

     o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

          > Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

     o Egregious pension/SERP (supplemental executive retirement plan) payouts:

          > Inclusion of additional years of service not worked that result in significant payouts

          > Inclusion of performance-based equity awards in the pension calculation;

     o    New CEO with overly generous new hire package:

          >    Excessive "make whole" provisions;

          >    Any of the poor pay practices listed in this policy;

     o    Excessive severance and/or change-in-control provisions:

          > Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

          > Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

          > Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

          > Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

     o    Poor disclosure practices:

          > Unclear explanation of how the CEO is involved in the pay setting process;

          >    Retrospective performance targets and methodology not discussed;

          > Methodology for benchmarking practices and/or peer group not disclosed and explained;

     o    Internal Pay Disparity:

          > Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

     o    Options backdating (covered in a separate policy);

     o Other excessive compensation payouts or poor pay practices at the company.


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SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST

Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

               o The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

               o The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

               o    The general vesting provisions of option grants; and

               o The distribution of outstanding option grants with respect to the named executive officers;

     o DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the


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          sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     o COMPENSATION PRACTICES: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.


ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1. The following FIVE GLOBAL PRINCIPLES apply to all markets:

     o Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

     o Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

     o Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

     o Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

     o Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

RELATIVE CONSIDERATIONS:

     o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A ;


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     o    Evaluation of peer groups used to set target pay or award
          opportunities;

     o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

DESIGN CONSIDERATIONS:

     o    Balance of fixed versus performance-driven pay;

     o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

COMMUNICATION CONSIDERATIONS:

     o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     o    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     o    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).


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EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value;

     o    Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value; or

     o    Offering period is greater than 27 months; or

     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.


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Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     o    Length of time of options backdating;

     o    Size of restatement due to options backdating;

     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     o Rationale for the re-pricing--was the stock price decline beyond management's control?

     o    Is this a value-for-value exchange?

     o    Are surrendered stock options added back to the plan reserve?

     o Option vesting--does the new option vest immediately or is there a black-out period?

     o Term of the option--the term should remain the same as that of the replaced option;

     o    Exercise price--should be set at fair market or a premium to market;

     o    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to


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suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o Executive officers and non-employee directors are excluded from participating;

     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

     o    Eligibility;

     o    Vesting;

     o    Bid-price;

     o    Term of options;

     o Transfer value to third-party financial institution, employees and the company.


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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

     o Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

     o Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

     o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;


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     o    Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     o What aspects of the company's annual and long-term equity incentive programs are performance driven?

     o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     o Can shareholders assess the correlation between pay and performance based on the current disclosure?

     o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

     o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

     o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

     o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;


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     o    Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

     o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

     o    An executive may not trade in company stock outside the 10b5-1 Plan.

     o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

     o    If the company has adopted a formal recoupment bonus policy; or

     o If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:


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               o    Rigorous stock ownership guidelines, or

               o A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

               o    A meaningful retention ratio,

     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


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9. Corporate Social Responsibility (CSR) Issues

ANIMAL WELFARE

ANIMAL TESTING

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation; ]

     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     o The company has been the subject of recent, significant controversy related to its testing programs.

ANIMAL WELFARE POLICIES

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance;

     o The company's standards are comparable to or better than those of peer firms; and

     o There are no recent, significant fines or litigation related to the company's treatment of animals.

CONTROLLED ATMOSPHERE KILLING (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;


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     o    The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     o Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     o Whether the company has adequately disclosed the financial risks of the lending products in question;

     o Whether the company has been subject to violations of lending laws or serious lending controversies;

     o    Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     o    The existing level of disclosure on pricing policies;

     o    Deviation from established industry pricing norms;

     o The company's existing initiatives to provide its products to needy consumers;

     o Whether the proposal focuses on specific products or geographic regions.

PHARMACEUTICAL PRODUCT REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.


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PRODUCT SAFETY AND TOXIC MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

     o The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

     o The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     o The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     o    Current regulations in the markets in which the company operates;

     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     o    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

     o    Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     o Whether the company has gone as far as peers in restricting advertising;

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     o    The percentage of the company's business affected;

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

     o Whether the company complies with all local ordinances and regulations;

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     o    The risk of any health-related liabilities.


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Spin-off tobacco-related businesses:

     o    The percentage of the company's business affected;

     o    The feasibility of a spin-off;

     o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business; or

     o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o    The degree of board diversity;

     o    Comparison with peer companies;

     o    Established process for improving board diversity;

     o    Existence of independent nominating committee;

     o    Use of outside search firm;

     o    History of EEO violations.

EQUALITY OF OPPORTUNITY AND GLASS CEILING

Generally vote FOR reports outlining the company's equal opportunity initiatives unless all of the following apply:

     o    The company has well-documented equal opportunity programs;

     o The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

     o    The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o The composition of senior management and the board is fairly inclusive;


     o The company has well-documented programs addressing diversity initiatives and leadership development;

     o The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and


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     o    The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company's EEO1 data or the composition of the company's workforce considering:

     o Existing disclosure on the company's diversity initiatives and policies;

     o Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

SEXUAL ORIENTATION AND DOMESTIC PARTNER BENEFITS

Generally, vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

     o The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

     o The company's level of disclosure is comparable to or better than information provided by industry peers; and

     o There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFO)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     o    The company does not directly source from CAFOs.

ENERGY EFFICIENCY

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

     o The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

     o The company's level of participation in voluntary energy efficiency programs and initiatives;


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     o    The company's compliance with applicable legislation and/or regulations regarding energy efficiency; and

     o The company's energy efficiency policies and initiatives relative to industry peers.

FACILITY SAFETY (NUCLEAR AND CHEMICAL PLANT SAFETY)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

     o    The company's compliance with applicable regulations and guidelines;

     o The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

     o The existence of recent, significant violations, fines, or controversy related to the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL REPORTING

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GREENHOUSE GAS EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

     o Operations in the specified regions are not permitted by current laws or regulations;

     o The company does not currently have operations or plans to develop operations in these protected regions; or,

     o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o    The nature of the company's business and the percentage affected;

     o    The extent that peer companies are recycling;

     o    The timetable prescribed by the proposal;

     o    The costs and methods of implementation;

     o Whether the company has a poor environmental track record, such as violations of applicable regulations.

RENEWABLE ENERGY


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In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR COMPENSATION-RELATED PROPOSALS

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o    The relevance of the issue to be linked to pay;

     o The degree that social performance is already included in the company's pay structure and disclosed;

     o The degree that social performance is used by peer companies in setting pay;

     o Violations or complaints filed against the company relating to the particular social performance measure;

     o Artificial limits sought by the proposal, such as freezing or capping executive pay;

     o    Independence of the compensation committee;

     o    Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     o The company's existing healthcare policies, including benefits and healthcare access for local workers; and

     o    Company donations to healthcare providers operating in the region.


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Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations; and


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     o    The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

CODES OF CONDUCT

Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

     o The degree to which existing human rights policies and practices are disclosed;

     o Whether or not existing policies are consistent with internationally recognized labor standards;

     o    Whether company facilities are monitored and how;

     o Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     o    The company's primary business model and methods of operation;

     o Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

     o Whether the company has been recently involved in significant labor and human rights controversies or violations;

     o    Peer company standards and practices; and

     o    Union presence in company's international factories.

COMMUNITY IMPACT ASSESSMENTS

Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

     o Current disclosure of applicable risk assessment report(s) and risk management procedures;

     o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

     o The nature, purpose, and scope of the company's operations in the specific region(s); and,

     o The degree to which company policies and procedures are consistent with industry norms.

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

INTERNET PRIVACY AND CENSORSHIP

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

     o The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

     o Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

     o The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

     o The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

     o The level of controversy or litigation related to the company's international human rights policies and procedures.


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MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o Company compliance with or violations of the Fair Employment Act of 1989;

     o Company antidiscrimination policies that already exceed the legal requirements;

     o    The cost and feasibility of adopting all nine principles;

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

     o    MacBride Principles);

     o    The potential for charges of reverse discrimination;

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     o    The level of the company's investment in Northern Ireland;

     o    The number of company employees in Northern Ireland;

     o    The degree that industry peers have adopted the MacBride Principles;
          and

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

NUCLEAR AND DEPLETED URANIUM WEAPONS

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN HIGH RISK MARKETS

Vote CASE-BY-CASE on requests for review and a report outlining the company's potential financial and reputation risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or otherwise, taking into account:

     o The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

     o Current disclosure of applicable risk assessment(s) and risk management procedures;

     o    Compliance with U.S. sanctions and laws;

     o    Consideration of other international policies, standards, and laws;
          and

     o Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     o    Risks associated with certain international markets;

     o    The utility of such a report to shareholders;

     o The existence of a publicly available code of corporate conduct that applies to international operations.

VENDOR STANDARDS

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:


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     o    The company does not operate in countries with significant human rights violations;

     o    The company has no recent human rights controversies or violations; or

     o The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.









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10. Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o    Past performance as a closed-end fund;

     o    Market in which the fund invests;

     o    Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     o    Past performance relative to its peers;

     o    Market in which fund invests;

     o    Measures taken by the board to address the issues;

     o Past shareholder activism, board activity, and votes on related proposals;

     o    Strategy of the incumbents versus the dissidents;

     o    Independence of directors;

     o    Experience and skills of director candidates;

     o    Governance profile of the company;

     o    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     o    Proposed and current fee schedules;

     o    Fund category/investment objective;

     o    Performance benchmarks;

     o    Share price performance as compared with peers;

     o    Resulting fees relative to peers;

     o    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     o    Stated specific financing purpose;

     o    Possible dilution for common shares;

     o    Whether the shares can be used for antitakeover purposes.


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1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     o    Potential competitiveness;

     o    Regulatory developments;

     o    Current and potential returns; and

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     o    The fund's target investments;

     o    The reasons given by the fund for the change; and

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     o    Political/economic changes in the target market;

     o    Consolidation in the target market; and

     o    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     o    Potential competitiveness;

     o    Current and potential returns;

     o    Risk of concentration;

     o    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     o    Strategies employed to salvage the company;

     o    The fund's past performance;

     o    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     o    The degree of change implied by the proposal;


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     o    The efficiencies that could result;

     o    The state of incorporation;

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     o Removal of shareholder approval requirement for amendments to the new declaration of trust;

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     o    Regulations of both states;

     o    Required fundamental policies of both states;

     o    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives;

     o    The proposed distributor's reputation and past performance;

     o    The competitiveness of the fund in the industry;

     o    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     o    Resulting fee structure;

     o    Performance of both funds;

     o    Continuity of management personnel;

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT


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Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     o    Performance of the fund's Net Asset Value (NAV);

     o    The fund's history of shareholder relations;

     o    The performance of other funds under the advisor's management.









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                            [RISKMETRICS GROUP LOGO]

--------------------------------------------------------------------------------

               2008 International Proxy Voting Guidelines Summary

                             ISS Governance Services

                                December 17, 2007


--------------------------------------------------------------------------------
















Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.





                      Risk Management | RiskMetrics Labs |
             ISS Governance Services | Financial Research & Analysis

                              www.riskmetrics.com


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                             ISS GOVERANCE SERVICES
               2008 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY

                 EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                              UPDATED DEC 17, 2007

The following is a condensed version of the general policies for voting non-U.S. proxies contained in the ISS Governance Services ("ISS") Proxy Voting Manual. In addition, ISS has country- and market-specific policies, which are not captured below.

Table of Contents

1. OPERATIONAL ITEMS ..........................................................4
   Financial Results/Director and Auditor Reports .............................4
   Appointment of Auditors and Auditor Fees ...................................4
   Appointment of Internal Statutory Auditors .................................4
   Allocation of Income .......................................................4
   Stock (Scrip) Dividend Alternative .........................................4
   Amendments to Articles of Association ......................................4
   Change in Company Fiscal Term ..............................................4
   Lower Disclosure Threshold for Stock Ownership .............................5
   Amend Quorum Requirements ..................................................5
   Transact Other Business ....................................................5


2. BOARD OF DIRECTORS .........................................................6
   Director Elections .........................................................6
   ISS Classification of Directors -- International Policy 2008 ...............7
   Director Compensation ......................................................8
   Discharge of Board and Management ..........................................8
   Director, Officer, and Auditor Indemnification and Liability Provisions ....8
   Board Structure ............................................................8


3. CAPITAL STRUCTURE ..........................................................9
   Share Issuance Requests ....................................................9
   Increases in Authorized Capital ............................................9
   Reduction of Capital .......................................................9
   Capital Structures .........................................................9
   Preferred Stock ............................................................9
   Debt Issuance Requests ....................................................10
   Pledging of Assets for Debt ...............................................10
   Increase in Borrowing Powers ..............................................10
   Share Repurchase Plans ....................................................10
   Reissuance of Shares Repurchased ..........................................10
   Capitalization of Reserves for Bonus Issues/Increase in Par Value .........11


4. OTHER .....................................................................12
   Reorganizations/Restructurings ............................................12
   Mergers and Acquisitions ..................................................12
   Mandatory Takeover Bid Waivers ............................................12
   Reincorporation Proposals .................................................12
   Expansion of Business Activities ..........................................12


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   Related-Party Transactions ................................................12
   Compensation Plans ........................................................13
   Antitakeover Mechanisms ...................................................13
   Shareholder Proposals .....................................................13














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1. Operational Items

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     o There are concerns about the accounts presented or audit procedures used; or

     o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR FEES

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     o There are serious concerns about the accounts presented or the audit procedures used;

     o    The auditors are being changed without explanation; or

     o Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     o There are serious concerns about the statutory reports presented or the audit procedures used;

     o Questions exist concerning any of the statutory auditors being appointed; or

     o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:

     o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     o    The payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.


CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.


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LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

















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2. Board of Directors

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     o    Adequate disclosure has not been provided in a timely manner;

     o    There are clear concerns over questionable finances or restatements;

     o    There have been questionable transactions with conflicts of interest;

     o There are any records of abuses against minority shareholder interests; or

     o    The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee AND are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Please see the International Classification of Directors on the following page.






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ISS CLASSIFICATION OF DIRECTORS -- INTERNATIONAL POLICY 2008

--------------------------------------------------------------------------------

EXECUTIVE DIRECTOR

     o    Employee or executive of the company;

     o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)

     o    Any director who is attested by the board to be a non-independent NED;

     o Any director specifically designated as a representative of a significant shareholder of the company;

     o Any director who is also an employee or executive of a significant shareholder of the company;

     o Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

     o    Government representative;

     o Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

     o Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

     o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

     o    Relative[1] of a current employee of the company or its affiliates;

     o    Relative[1] of a former executive of the company or its affiliates;

     o A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

     o Founder/co-founder/member of founding family but not currently an employee;

     o    Former executive (5 year cooling off period);

     o Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

INDEPENDENT NED

     o No material[5] connection, either directly or indirectly, to the company other than a board seat.


EMPLOYEE REPRESENTATIVE

     o Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

FOOTNOTES:

[1] "Relative" follows the U.S. SEC's definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
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DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     o There are serious questions about actions of the board or management for the year in question; or

     o    Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


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3. Capital Structure

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.


REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK


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RiskMetrics Group                                            www.riskmetrics.com
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Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.


PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS

Vote FOR share repurchase plans, unless:

     o    Clear evidence of past abuse of the authority is available; or

     o    The plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.


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RiskMetrics Group                                            www.riskmetrics.com
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CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.















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4. Other

REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

     o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

     o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS

Vote related-party transactions on a CASE-BY-CASE basis.


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COMPENSATION PLANS

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.




























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

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.



(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         Adam J. Newar has served as the Portfolio Manager of the Fund since September 1, 2004. Mr. Newar is the Chief Investment Officer and the controlling person of Eden Capital Management Partners, LP, (and predecessor company) which he formed in April 1996.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER  ACCOUNTS  MANAGED BY PORTFOLIO  MANAGER(S)  OR  MANAGEMENT  TEAM
         MEMBER

         The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Newar managed as of December 31, 2008:


         -------------------------------------------------------------------------------------------------------------------
                                                                                                             Total Assets
                                                                                          No. of Accounts     in Accounts
            Name of Portfolio                                Total                         where Advisory   where Advisory
               Manager or           Type of             No. of Accounts                   Fee is Based on    Fee is Based
               Team Member           Accounts               Managed        Total Assets     Performance     On Performance
               -----------           ---------              -------        ------------     -----------     --------------
         -------------------------------------------------------------------------------------------------------------------
                                   Registered
         Adam J. Newar             Investment                  1            $13,828,000          1            $13,828,000
                                   Companies:
         -------------------------------------------------------------------------------------------------------------------
                                   Other Pooled
         Adam J. Newar             Investment                  3            $51,728,000          3            $51,728,000
                                   Vehicles:
         -------------------------------------------------------------------------------------------------------------------
         Adam J. Newar             Other Accounts:             0                 0               0                 0
         -------------------------------------------------------------------------------------------------------------------

         POTENTIAL CONFLICTS OF INTERESTS

         Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day responsibilities with respect to one or more accounts. These potential conflicts include:

     o Allocation of Limited Time and Attention. Because the Portfolio Manager manages other accounts, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the Portfolio Manager were to devote substantially more attention to the management of fewer accounts.

     o Allocation of Investment Opportunities. If the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

     o Limitations on Execution of Investment Strategy: Although the Portfolio Manager manages its accounts pursuant to the same investment strategy that it follows for the Fund, at times certain of these accounts or the Fund may hold differing percentages with respect to a particular security as a result of liquidity needs and investment restrictions.

     o Performance Fees. The Portfolio Manager manages other accounts that are subject to a performance allocation or performance fee which in some cases may be greater than the fee payable by the Fund. This could create a conflict because the Portfolio Manager may benefit if a more attractive investment is allocated to an account that bears a greater performance allocation or fee.

     o Differing Tax Considerations: The Portfolio Manager manages other accounts that may have different tax implications for the underlying investors. This could create a conflict because the Portfolio Manager might hold certain of the Fund's portfolio securities or refrain from repurchasing previously-sold securities for a longer period than it does for other accounts due to tax considerations for investors in the Fund that do not apply to investors in other accounts.


(A)(3)   COMPENSATION  STRUCTURE  OF PORTFOLIO  MANAGER(S)  OR  MANAGEMENT  TEAM
         MEMBERS

         As of December 31, 2008, Mr. Newar's compensation structure consisted of a salary, periodic advances and the income from the profits of Eden Capital Management Partners, LP ("Eden") derived by him as its sole principal. The level of Eden's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

         The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2008.


                                                      Dollar ($)
                                                   Range of Fund
                  Name of Portfolio                    Shares
                    Manager  or                     Beneficially
                    Team Member                        Owned
                    -----------                        -----

                   Adam J Newar                        NONE


(B)  Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)    Certifications  pursuant to Rule 30a-2(a)  under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)    Not applicable.

     (b)       Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ADVANTAGE ADVISERS AUGUSTA FUND, LLC
             -------------------------------------------------------------------

By (Signature and Title)* /S/ BRYAN MCKIGNEY
                          ------------------------------------------------------
                          Bryan McKigney, Principal Executive Officer
                          (principal executive officer)

Date  March 6, 2009
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /S/ BRYAN MCKIGNEY
                          ------------------------------------------------------
                          Bryan McKigney, Principal Executive Officer
                          (principal executive officer)

Date  March 6, 2009
     ---------------------------------------------------------------------------


By (Signature and Title)* /S/ VINEET BHALLA
                          ------------------------------------------------------
                          Vineet Bhalla, Chief Financial Officer
                          (principal financial officer)

Date  March 6, 2009
     ---------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.